Exhibit 10.1

SECOND AMENDMENT TO THE
AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
ALPINE INCOME PROPERTY OP, LP

DESIGNATION OF ADDITIONAL 8.00% SERIES A
CUMULATIVE REDEEMABLE PREFERRED UNITS

December 5, 2025

Pursuant to Sections 4.02 and 11.01 of the Amended and Restated Agreement of Limited Partnership of Alpine Income Property OP, LP, as amended (the “Partnership Agreement”), the General Partner hereby amends the Partnership Agreement as follows:

1.            The First Amendment to the Partnership Agreement is amended by deleting Section 1 and replacing it with the following:

“1. Designation and Number. A series of Preferred Units (as defined below), designated the “8.00% Series A Cumulative Redeemable Preferred Units” (the “Series A Preferred Units”), is hereby established. The number of authorized Series A Preferred Units shall be 3,758,334.”

2.            Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Partnership Agreement.

3.            Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and confirms.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

GENERAL PARTNER:

ALPINE INCOME PROPERTY GP, LLC

By: ALPINE INCOME PROPERTY TRUST, INC.,
its sole member

By:	/s/ Daniel E. Smith
Name:	Daniel E. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature page for Second Amendment to Partnership Agreement—December 2025]